F o u r t h Q u a r t e r 2 0 2 5 Since 1890

Disclosure Statement 1 This presentation includes forward-looking statements. These statements include descriptions of management’s plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner’s general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 21, 2026 as well as the Form 10-K for the year ended December 31, 2024 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Fourth quarter 2025 highlights 2 • Net income of $51.2 million, compared to $53.5 million for the prior quarter • HFI Loan growth of $367 million year-over-year (3%) • Total loan originations (excluding HFS) were $867 million • Core deposits grew by $196 million year-over-year (2%) • Net interest margin (tax equivalent) increased 5 basis points to 4.03% • Efficiency ratio (GAAP) was 62.11%, compared to 59.76% in the prior quarter; adjusted, non-GAAP efficiency ratio was 59.87% compared to 58.54% in the prior quarter • Return on average assets of 1.24%, and return on average tangible common equity of 13.11%, compared to 1.30% and 14.17%, respectively, for the prior quarter • $1.5 million provision for credit losses - loans and $0.9 million provision for credit losses - unfunded commitments; Allowance for credit losses – loans was 1.37% of total loans • Non-performing assets remained low at 0.31% of total assets, up 4 basis points from last quarter • Repurchased 249,975 shares of Banner common stock at an average price of $63.14 per share • Announced dividend of $0.50 per share to be paid in February 2026

Building value at Banner Building value for stakeholders … by focusing on core banking competency … that is sustainable through change events … and scalable with acquisition growth Banner Corporation Assets $16.4B Deposits $13.7B Loans $11.8B Offices 135 Employees 1,906 3 Acquisition History 2019 Q4 2018 Q4 2015 Q4 2015 Q1 2014 Q2 AltaPacific Bank Skagit Bank AmericanWest Bank Siuslaw Bank SW Oregon Branches Assets $0.4B $0.9B $4.5B $0.4B $0.2B Deposits $0.3B $0.8B $3.6B $0.3B $0.2B Loans $0.3B $0.6B $3.0B $0.2B $0.1B Offices 6 11 98 10 6

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Growing revenue Take advantage of ideal geography Offer super community bank value proposition Guard and improve reputation Grow market share 4

Growing revenue … in a good place since 1890 5 Source: U.S. Census Bureau Moody’s Analytics Forecasted (October 2025) Population Estimate (millions) 2020 2030 Growth Washington 7.7 8.2 7%* Oregon 4.2 4.4 3% Idaho 1.8 2.2 19%* California 39.5 39.4 0% Region 53.3 54.2 2% United States 331.6 347.0 5% * Among the fastest growing in the country

Growing revenue … in an ideal geography Powerful and diverse economic drivers From Banner’s Pacific Northwest base to … Technology Manufacturing Consumer Logistics Natural Resources Agriculture Traditional, specialty crops, orchards, wineries, … California From Apple to from Silicon Valley to the Central Valley … the world’s 5th largest economy* 6 * Source: International Monetary Fund and U.S. Bureau of Economic Analysis, October 2025

Growing revenue Our super community bank value proposition Broad product offerings serving middle market, small business and consumer client base Decision-making as close to client as possible Delivery channels aligned to maximize tactical execution of strategic plan Community investment 7

Growing revenue Guard and protect our reputation Best in Customer Satisfaction for Retail Banking in the Northwest J.D. Power *for J.D. Power 2025 Award Information, visit jdpower.com/awards Most Trustworthy Companies in America Newsweek 2023, 2024 and 2025 World’s Most Trustworthy Companies Newsweek 2023, 2024 and 2025 America’s Best Regional Banks Newsweek 2024, 2025 and 2026 Outstanding CRA Rating FDIC 2025 and 2021 (two consecutive examination cycles) 5-Star rating™ (highest category) BauerFinancial; 12+ years 100 Best Banks in America Forbes, 9 consecutive years (2017-2025) Top 50 U.S. Public Banks (assets of $10B+) S&P Global Market Intelligence 2021-2024 Great Place to Work certification (May 2025-2026) 8

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0 5 10 15 20 25 30 0% 4% 8% 12% 16% 20% 24% 28% $ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0 25 50 75 100 125 150 175 200 Growing revenue Deposit Fees as % of Core Revenue 1 Other Fees Mortgage Banking Deposit Fees 9 1. Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and gains/losses incurred on building and leases exits. Core revenue1 Quarter Ending Quarter Last 12 Months Amount Amount 12/31/25 $170M $661M 12/31/09 $45M $177M Non-interest income1 Quarter Ending Quarter Last 12 Months Amount Amount 12/31/25 $17.4M $73.5M 12/31/09 $6.6M $31.1M Other Income Net Interest Income

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Protecting net interest margin Improve earning asset mix Improve funding mix Reduce deposit costs Maintain loan-to-deposit ratio 10

Protecting net interest margin $ Millions Avg Bal Cost (in bps) Non-interest 4,585 0 Interest Bearing 7,841 188 CDs 1,540 345 Subtotal Deposits 13,966 143 FHLB & Other 205 393 Total 14,171 147 11 32% 55% 11% 2% 77% 23% 33% 30% 37% Non-interest Bearing Certificates of Deposit Interest Bearing and Savings Securities & Int-bearing Deposits Loans Fixed: 4.90% Yield Floating: 7.05% Yield Low Cost Funding Mix 12/31/2025 Adjustable: 5.53% Yield Earning Asset Mix 12/31/2025 Loan Repricing Structure 12/31/2025 $ Millions Avg Bal Yield (in bps) Loans 11,788 610 Securities & Int- bearing Deposits 3,552 303 Total 15,340 539 67% of the loan portfolio is floating/adjustable 72% of the floating/adjustable loans have floors 25% of the loans that have floors are at the floor 37% of the loans that have floors are within 100 basis points of the floor (excludes loans at the floor) FHLB & Other

20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 —% 1% 2% 3% 4% 5% 6% 7% $ B ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0 2 4 6 8 10 12 14 16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Protecting net interest margin Non-core Deposits Core Deposits Manage deposit costs Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 12/31/25 $50.5M 1.43% $200.8M 1.47% 12/31/09 $17.7M 1.83% $83.2M 2.21% 12 Focus on core deposits Quarter Ending Balance % of Total Deposits 12/31/25 $12,211M 89% 12/31/09 $1,924M 50% Loan Yield Deposit Cost Core Deposits % Loan–Deposit Spread

20 07 -Q 4 20 08 -Q 4 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 -20% -10% 0% 10% 20% 30% 40% 50% Protecting net interest margin Peer Median Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Net Non-core Funding Dependence Peer Top Quartile 13 $ B illio n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 —% 20% 40% 60% 80% 100% 0 2 4 6 8 10 12 14 Banner Loan-to-Deposit Ratio Deposits Loans

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0% 1% 2% 3% 4% 5% 6% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Protecting net interest margin Maintain top quartile net interest margin Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 12/31/25 $152M 3.94% $588M 3.87% 12/31/09 $39M 3.53% $146M 3.36% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 14 Peer Top Quartile Peer Median Net Interest Margin Banner Net Interest Margin Earning Asset Yield Funding Cost

Conservative investment portfolio 15 Assumes flat forward balance sheet, parallel and sustained shift in market rates ratably over a 12-month period (ramp) or immediate (shock); Base as of 12/31/25 CMO, $1,000, 33.6% MBS, $776, 26.1% CMBS, $449, 15.1% Municipal, $472, 15.9% ABS, $153, 5.1% Corp, $118, 4.0% Agency, $6, 0.2% Other, $3, 0.1% Y e ar s 9.01 6.10 1.88 1.36 6.50 6.47 6.46 6.23 Total Portfolio Effective Duration Duration on New Purchases Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.00 2.00 4.00 6.00 8.00 10.00 4.85% 5.73% 6.79% 5.44% 2.97% 2.96% 2.93% 2.94% New Purchases Tax Effective Yield Total Portfolio Tax Effective Yield Q1 2025 Q2 2025 Q3 2025 Q4 2025 0% 2% 4% 6% 8% 12 Month Net Interest Income Sensitivity ($MM), % Change Quarterly New Purchases: Average Duration Investment Portfolio Composition ($2.98 billion) 76% of investments are Agency MBS/CMO or AAA rated 8.1% non-rated investments, principally CRA investments Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive. Quarterly New Purchases: Average Yield $ MillionsRamp $MM Ramp % Change Shock $MM Shock % Change Up 200 633,652 1.1% 641,288 2.3% Up 100 632,075 0.9% 639,358 2.0% Base 626,742 0.0% 626,742 0.0% Down 100 619,596 (1.1)% 610,719 (2.6)% Down 200 614,105 (2.0)% 598,792 (4.5)%

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Spending carefully Benefit from scale Control core operating expense 16

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0 20 40 60 80 100 20% 30% 40% 50% 60% 70% 80% 90% 100% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 50% 60% 70% 80% 90% 100% Spending carefully Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 17 Control core operating expense Quarter Ending Quarter Last 12 Months Amount Amount 12/31/25 $102M $398M 12/31/09 $31M $132M Peer Top Quartile Peer Median Banner Efficiency Ratio Occupancy Compensation Information Services Other Efficiency Ratio

Maintaining a moderate risk profile Embrace effective enterprise risk management Minimize non-performing assets Maintain appropriate loan loss reserve Maintain appropriate risk capital Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely 18

Commercial RE 35% Multifamily 7% Construction 15% Commercial 21% Agricultural 3% 1-4 Family 13% Consumer 6% Diversified loan portfolio 19 Loan Composition 12/31/2025 CRE Breakout $MM % Owner Ooccuped CRE 1,138 10 % Investment Properties 1,701 15 % Small Balance CRE 1,212 10 % Total Comm CRE 4,052 35 % Construction Breakout $MM % Commercial 156 1 % Multifamily 514 5% 1-4 Family 607 5 % Land 434 4 % Total Construction 1,711 15 % Loan Originations (commitments, $MM) A ve rag e Y ie ld 8.59% 8.47%8.47% 8.23% 7.56% 8.01% 7.27% 7.35% 6.88% Commercial RE Multifamily Construction Commercial Agricultural 1-4 Fam Consumer Avg Yield on New Loan Originations Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4' 25 0 200 400 600 800 1,000 1,200 1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

20 Characteristics of highlighted loan segments Office 1 Balances ($MM) $621.4 Percent of Total Loans 5.3% Total Investor Office $340.7 Total Owner Occupied $280.7 Average Loan Size $0.8 Largest Loan Size $18.3 30 + days Past Due $1.3 Adversely Classified $0.6 Retail 2 Balances ($MM) $1,491.2 Percent of Total Loans 12.8% Balance of Retail Loans Secured by CRE * $1,388.1 Average Loan Size $0.7 Average CRE Secured Loan Size $0.9 Largest Loan Size $28.4 30 + days Past Due $2.9 Adversely Classified $17.4 * No mall exposure Healthcare 3 Balances ($MM) $420.0 Percent of Total Loans 3.6% Balance Secured by Medical Office * $167.6 Medical Office as a % of Total Loans 1.4% Average Loan Size $0.5 Average Medical Office Size $0.7 Largest Loan Size $15.6 30 + days Past Due $0.5 Adversely Classified $18.7 * No hospital exposure 1 By collateral code 2 Retail business loans, both commercial and commercial real estate secured loans 3 All healthcare and social services, including both commercial and commercial real estate secured loans Multifamily Balances ($MM) $850.8 Percent of Total Loans 7.3% Total Affordable Housing $420.4 Total Market Rent/ Middle Income $430.4 Average Loan Size $1.7 Largest Loan Size $30.0 30 + days Past Due $0.0 Adversely Classified $2.0 CA 37% ID 6% OR 14% Other 2% WA 41% CA 30% ID 5% OR 17% Other 6% WA 42% CA 19% ID 4% OR 17% Other 1% WA 59% CA 32% ID 1%OR 21% Other 7% WA 39%

21 Origination Year Portfolio Segment Balance % Owner Occupied 2025 2024 2023 2022 and earlier Office $621.4 45% $72.6 $22.4 $36.0 $490.4 Retail (CRE Secured) $1,388.1 54% $190.5 $224.8 $141.2 $831.6 Medical Office $167.6 53% $27.0 $14.5 $6.1 $120.0 Multifamily $850.8 0% $17.7 $38.4 $72.1 $722.6 Scheduled Maturity or Next Reprice Date (excludes variable rate loans) Portfolio Segment Balance < 12 months 1 - 2 years 2 - 3 years 3 - 5 years > 5 years Office $621.4 $98.7 $75.5 $97.6 $171.3 $101.0 Retail (CRE Secured) $1,388.1 $160.1 $142.0 $187.7 $465.7 $164.1 Medical Office $167.6 $30.9 $17.4 $14.7 $52.7 $24.6 Multifamily $850.8 $151.8 $114.7 $15.2 $85.6 $406.6 Characteristics of highlighted loan segments

Allowance for credit losses 22 $ M ill io n s ACL Provision 2.5 0.5 2.4 1.7 3.0 3.1 4.8 2.7 2.4 20 23 -Q 4 20 24 -Q 1 20 24 -Q 2 20 24 -Q 3 20 24 -Q 4 20 25 -Q 1 20 25 -Q 2 20 25 -Q 3 20 25 -Q 4 $ M ill io n s $108.4 $167.3 $132.1 $141.5 $149.6 $155.5 $160.3 1.16% 1.90% 1.48% 1.39% 1.38% 1.37% 1.37% ACL - Loans ACL - Loans as % of Loans, excluding PPP C EC L D ay 1 12 /3 1/ 20 20 12 /3 1/ 20 21 12 /3 1/ 20 22 12 /3 1/ 20 23 12 /3 1/ 20 24 12 /3 1/ 20 25 Allocation of Allowance for Credit Losses-Loans Allowance ($000) % Coverage Non-performing ($000) % Coverage NPLs Commercial RE 41,599 1.03% 525 NM* Multifamily 9,805 1.15% 0 0% Construction 35,508 2.07% 6,443 551% 1-4 Family 19,552 1.24% 22,553 87% Commercial 37,785 1.57% 6,751 560% Agricultural 5,567 1.58% 4,609 121% Consumer 10,460 1.36% 4,758 220% Total 160,276 1.37% 45,639 351% *not meaningful

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $ M ill io n s 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 20 24 -Q 4 20 25 -Q 4 0 50 100 150 200 250 300 350Minimize non-performing assets Quarter Ending NPAs REO Amount % of TA Amount % of TA 12/31/25 $51M 0.31% $6M 0.03% 12/31/09 $292M 6.11% $78M 2.01% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Maintaining a moderate risk profile ACLL Real Estate Owned Non-performing Loans Peer Top Quartile Peer Median Banner ACLL to Total Loans 23

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Employing capital wisely Maintain premium to tangible book value Pay appropriate dividends Prepare for future opportunities 24

Reconciliation of non-GAAP measures 25 $ Thousands Quarters Ended Year Ended PRE-TAX PRE-PROVISION EARNINGS Dec 31, 2025 Sep 30, 2025 Dec 31, 2024 Dec 31, 2025 Dec 31, 2024 Income before provision for income taxes (GAAP) $ 61,087 $ 66,027 $ 58,093 $ 238,914 $ 209,485 Provision for credit losses 2,441 2,670 3,000 13,045 7,581 Pre-tax pre-provision earnings (non-GAAP) 63,528 68,697 61,093 251,959 217,066 Exclude net (gain)/loss on sale of securities — (377) (275) (374) 5,190 Exclude net change in valuation of financial instruments carried at fair value 2,010 (223) (161) 1,384 982 Exclude net building and lease exit costs 603 (331) — 2,025 — Adjusted pre-tax pre- provision earnings (non- GAAP) $ 66,141 $ 67,766 $ 60,657 $ 254,994 $ 223,238

Building value at Banner Building value for … Shareholders by delivering top quartile financial performance Clients by delivering super community bank service and products Employees by offering opportunity and reward Communities by providing capital and staying involved 26